SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K A



                                CURRENT REPORT


                       Pursuant to Section 13 or 15[d] of
                      The Securities Exchange Act of 1934


                        Date of Report:  July 28, 2005




                            TECHNICAL VENTURES INC.
                             [Name of Registrant]



         New York                 33-2775-A                     13-3296819

 [State of Incorporation]      [Commission File]             [IRS Ident. No.]





    3411 McNicoll Ave., Unit 11, Scarborough, Ontario, Canada M1V 2V6
                  [Address of Principal Executive Offices]


                   Registrant Telephone No. 416/299-9280



	[ ] Written communications pursuantto Rule 425 under the
    	    Securities Act (17 CFR 230.25)

	[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	[ ] Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	[ ] Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                                     (1)

ITEM  4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


(a)   The registrant is pleased to announce that On July 28, 2005 the Registrant engaged a new independent accountant as

      principal accountant to audit the registrants financial statements.


      In that regard, the name of the independent accountant is:

	SF Partnerships, LLP
	Chartered Accountants
	4950 Yonge Street,  Suite 400
	Toronto, Ontario, Canada
	M2N 6K1


	Telephone:  416 250 1212

	Facsimile:  416 250 1225






This Form 8-K A may contain forward looking statements within the meaning of
Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and Safe Harbor Statements under the Private Securities Litigation Reform Act of 1995; The actual results could differ materially from those set forth in the forward looking statements that are subject to risks and uncertainties, including, but not limited to, the impact of competitive products and pricing, product demand and market acceptance, new product development, reliance on key strategic alliances, availability of raw materials, the regulatory environment, fluctuations in operating results, and other risks.




                                    (2)

                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.





                                      TECHNICAL VENTURES INC.
                                            (Registrant)




                                   By:/s/Larry Leverton
                                      _________________________
                                      Larry Leverton
                                      Secretary and Treasurer


Dated:  July 28, 2005
























                                     (3)